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                                                                      Exhibit 99


              WRIGHT MEDICAL GROUP, INC. EXPANDS BOARD OF DIRECTORS
                     AND ELECTS TWO NEW INDEPENDENT MEMBERS

             WRIGHT'S BOARD SIZE INCREASES TO EIGHT WITH ADDITION OF
                      INDUSTRY-EXPERIENCED EXTERNAL MEMBERS

ARLINGTON, TN--JANUARY 26, 2004--Wright Medical Group, Inc. (NASDAQ: WMGI), a global orthopaedic medical device company specializing in the design, manufacture and marketing of reconstructive joint devices and biologic materials, today announced the election of Laurence Y. Fairey and David D. Stevens to the Wright Medical Board of Directors.

Mr. Fairey, age 53, is an accomplished medical device executive with 27 years of service to the orthopaedic industry. Mr. Fairey served in several executive capacities at Medtronic Sofamor Danek, Inc., and its predecessor company, Danek Group, Inc., from 1990 until his retirement in 2000, including Executive Vice President and Chief Financial Officer, President of International, and, most recently, President of Neurologics. Prior to joining Sofamor Danek, he held both financial and operational executive positions during an eighteen year tenure with Smith & Nephew Richards, Inc., and its predecessor, Richards Medical Company, Inc. Mr. Fairey holds both BA and MBA degrees from The Fogelman School of Business at the University of Memphis.

Mr. Stevens, age 50, serves as Chairman of the Board and Chief Executive Officer of Accredo Health, Incorporated, a publicly held provider of specialized pharmacy and related services pursuant to agreements with biotechnology drug manufacturers. Previously, from 1983 until 1996, he served as Chief Operating Officer of Accredo's wholly-owned subsidiary, Southern Health Systems, Inc. Mr. Stevens holds a BS in Accounting from the University of Tennessee and an MBA from the University of Memphis.

"Laurence and David bring unique, valuable insights and experiences to Wright's Board that will complement the capabilities of current Board members," said James T. Treace, Chairman of Wright's Board of Directors. "Together, they bring an outstanding combination of skills spanning areas that are key to our business and directly applicable to the orthopaedic medical device sector. Their collective expertise in areas such as executive, operational and financial management, public company oversight and international business will enable them to make valuable contributions to Wright."

Both Messrs. Fairey and Stevens will join the Wright Medical Board as independent directors, effective immediately, bringing the size of Wright's Board to eight and ensuring that a majority of Wright's directors are independent pursuant to Nasdaq's recently adopted standards. Wright's other directors include: Chairman James T. Treace, President of the J&A Group, LLC and formerly President of

                                     -more-



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Medtronic Xomed, Inc. and its predecessor Xomed Surgical Products, Inc.; Richard
B. Emmitt, a Managing Director of The Vertical Group, Inc.; James E. Thomas, Managing Partner of Thomas, McNerney & Partners, LLC; Thomas E. Timbie,
President of Timbie and Company, LLC and formerly Vice President and Chief Financial Officer of Xomed Surgical Products, Inc.; Elizabeth H. Weatherman, a Managing Director of Warburg, Pincus LLC; and F. Barry Bays, President and Chief Executive Officer of Wright Medical. Mr. Bays is the sole employee-director serving on the Wright Medical Board.

ABOUT WRIGHT
Wright Medical Group, Inc. is a global orthopaedic medical device company specializing in the design, manufacture and marketing of reconstructive joint devices and biologic materials. The Company has been in business for more than 50 years and markets its products in over 40 countries worldwide. For more information about Wright, visit our website at www.wmt.com.

THIS PRESS RELEASE MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS MADE IN THIS PRESS RELEASE, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS REFLECT MANAGEMENT'S CURRENT KNOWLEDGE, ASSUMPTIONS, BELIEFS, ESTIMATES, AND EXPECTATIONS AND EXPRESS MANAGEMENT'S CURRENT VIEWS OF FUTURE PERFORMANCE, RESULTS, AND TRENDS. THE COMPANY WISHES TO CAUTION READERS THAT ACTUAL RESULTS MIGHT DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING THE FACTORS DISCUSSED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 AND IN SUBSEQUENT QUARTERLY REPORTS ON FORM 10-Q), WHICH COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO MATERIALLY DIFFER FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE FORWARD-LOOKING STATEMENTS ARE ACCURATE, THERE CAN BE NO ASSURANCE THAT ANY FORWARD-LOOKING STATEMENT WILL PROVE TO BE ACCURATE. A FORWARD-LOOKING STATEMENT SHOULD NOT BE REGARDED AS A REPRESENTATION BY THE COMPANY THAT THE RESULTS DESCRIBED THEREIN WILL BE ACHIEVED. THE COMPANY WISHES TO CAUTION READERS NOT TO PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT. THE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS PRESS RELEASE. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT AFTER THIS DATE.


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